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                                                                   Exhibit 10.22
                                                                   -------------

                                    FORM OF
                           INDEMNIFICATION AGREEMENT
                           -------------------------

     THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into as of ___________, 199_, by and between NETVANTAGE, INC., a Delaware corporation (the "Company"), and ______________________ (the "Indemnitee").

                                    RECITALS
                                    --------

     A. The Indemnitee is currently serving or will serve as a director or officer of the Company or both and in such capacity renders or will render valuable services to the Company.

     B. The Company's Bylaws provide for the indemnification of its directors and officers to the full extent permitted by applicable law.

     C. The Company has investigated whether additional protective measures are warranted to protect its directors and officers against various legal risks and potential liabilities to which such individuals are subject due to their position with the Company and has concluded that additional protective measures are warranted.

     D. Section 145(f) of the Delaware General Corporation Law allows for indemnification by means of, among other things, indemnification agreements such as is contemplated herein.

     E. In order to induce and encourage highly experienced and capable persons such as the Indemnitee to continue to serve as a director, officer or both, the Board of Directors has determined, after due consideration, that this Agreement is not only reasonable and prudent but necessary to promote and ensure the best interests of the Company and its stockholders.

                                   AGREEMENT
                                   ---------

     ACCORDINGLY, in consideration of the Indemnitee's service or continued service after the date hereof, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged by the parties, the parties agree as follows:

     1.  Agreement to Serve.  The Indemnitee agrees to continue to serve as a
         ------------------
director or officer of the Company, or both, at the will of the Company for so long as Indemnitee is duly elected or appointed or until such time as Indemnitee tenders a resignation in writing (subject to any other contractual obligation or any obligation imposed by operation of law).

     2.  Definitions.  For purposes of this Agreement:
         -----------

         (a) "Change in Control" shall be deemed to have occurred if (i) any
              -----------------
"person" (as such term is used in Sections 13(d) and 14(d) of Securities
Exchange Act of 1934, as amended (the "Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company acting in such capacity, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act),
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directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage interest; (ii) there occurs a proxy contest, or the Company is a party to a merger, consolidation, sale of assets, plan of liquidation or other reorganization not approved by at least two-thirds of the members of the Board of Directors then in office, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two consecutive years, other than as a result of an event described in clause (a)(ii) of this Section 2, individuals who at the beginning of such period constituted the Board of Directors (including for this purpose any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period) cease for any reason to constitute at least a majority of the Board of Directors.

          (b) "Corporate Status" describes the status of a person who is or was
               ----------------
a director, officer, employee or agent of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Company.

          (c) "Disinterested Director" means a director of the Company who is
               ----------------------
not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

          (d) "Expenses" shall include, without limitation, all attorneys' fees,
               --------
retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a Proceeding.

          (e) "Independent Counsel" means a law firm, or a member of a law firm,
               -------------------
that is experienced in matters of corporation law and neither presently is, nor in the past three years has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement.

          (f) "Proceeding" includes any threatened, pending or completed action,
               ----------
suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, except one (i) initiated by an Indemnitee pursuant to Section 11 of this Agreement to enforce his rights under this Agreement or (ii) pending on or before the date of this Agreement.

     3.   Indemnification - General.  The Company shall indemnify, and advance
          -------------------------
Expenses to, Indemnitee (i) as provided in this Agreement; and (ii) to the fullest extent permitted by

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applicable law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement or the Company's Certificate of Incorporation or Bylaws, or by statute. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands that right of a Delaware corporation to indemnify its directors, officers, employees, agents or fiduciaries, it is the intent of the parties that Indemnitee shall enjoy the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify its directors, officers, employees, agents or fiduciaries, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

     4.  Proceedings Other Than Proceedings by or in the Right of the Company.
         --------------------------------------------------------------------
The Company shall indemnify Indemnitee as provided in this Section 4 if, by reason of his Corporate Status, he was or is, or is threatened to be made, a party to any Proceeding other than a Proceeding by or in the right of the Company. Pursuant to this Section 4, Indemnitee shall be indemnified against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding, or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

     5.  Proceedings by or in the Right of the Company.  The Company shall
         ---------------------------------------------
indemnify Indemnitee as provided in this Section 5 if, by reason of his Corporate Status, he was or is, or is threatened to be made, a party to any Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this Section 5, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that, if applicable law so provides, no
         --------  -------
indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company unless and to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine that such indemnification may be made.

     6.  Indemnification for Expenses of a Party Who is Wholly or Partly
         ---------------------------------------------------------------
Successful.  Notwithstanding any other provision of this Agreement, to the
----------
extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation,

                                       3
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the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

     7.  Indemnification for Expenses of a Witness.  Notwithstanding any other
         -----------------------------------------
provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

     8.  Advancement of Expenses.  The Company shall advance all reasonable
         -----------------------
Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding within ten days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by a written undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses.

     9.  Indemnification Procedure; Determination of Entitlement to
         ----------------------------------------------------------
Indemnification.
---------------

         (a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including such information and attaching such documentation as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board of Directors in writing that Indemnitee has requested indemnification.

         (b) Upon written request by Indemnitee for indemnification under
Section 9(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case:
(i) if a Change in Control shall have occurred, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (ii) if a Change of Control shall not have incurred, (A) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors or (B) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee or
(C) if so directed by the Board of Directors, by the stockholders of the Company; and, if it is so determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten days after such determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                                       4
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          (c)  In the event the determination of entitlement to indemnification is to be made by Independent Counsel under Section 9(b) hereof, the Independent Counsel shall be selected as provided in this Section 9(c). If a Change of Control shall not have occurred, the Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. If a Change of Control shall have occurred, the Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board of Directors, in which event the preceding sentence shall apply), and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within ten days after such written notice of selection shall have been given, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such
                                                    --------  -------
objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in
Section 2 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. If such written objection is so made and substantiated, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to
Section 9(a) hereof, no Independent Counsel shall have been selected and not objected to, either the Company or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Company or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 9(b) hereof. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 9(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 9(c), regardless of the manner in which such Independent Counsel was selected or appointed. Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 11(a)(iii) of this Agreement, Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing)

     10.  Presumptions and Effect of Certain Proceedings.
          ----------------------------------------------

          (a) If a Change of Control shall have occurred, in making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 9(a) of this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

          (b) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, offer, settlement or conviction, or upon a plea of nolo
                                                                         ----
contendere or its equivalent,
----------

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shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his conduct was unlawful.

     11.  Remedies of Indemnitee.
          ----------------------

          (a) In the event that (i) a determination is made under Section 9 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 8 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 9(b) of this Agreement within 90 days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 6 or 7 of this Agreement within ten days after receipt by the Company of a written request therefor, or (v) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this
Section 11(a); provided, however, that the foregoing clause shall not apply in
               --------  -------
respect of a proceeding brought by Indemnitee to enforce his rights under
Section 6 of this Agreement.

          (b) In the event that a determination shall have been made pursuant to
Section 9(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced under this
Section 11 shall be conducted in all respects as a de novo trial, or
                                                   -- ----
arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination. If a Change of Control shall have occurred, in any judicial proceeding or arbitration commenced under this Section 11, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be.

          (c) If a determination shall have been made under Section 9(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced under this Section 11, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

          (d) In the event that Indemnitee, under this Section 11, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 2 of this Agreement) actually and reasonably incurred by him in such judicial adjudication or arbitration, but only if he prevails therein. If it shall be determined in said

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judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be appropriately prorated.

     12.  Non-Exclusivity; Survival of Rights; Insurance; Subrogation.
          -----------------------------------------------------------

          (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Company's Certificate of Incorporation or Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal.

          (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

          (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

          (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

     13.  Duration of Agreement.  This Agreement shall continue until and
          ---------------------
terminate upon the later of (i) five years after the date that Indemnitee shall have ceased to serve as a director, officer, employee, or agent of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which Indemnitee served at the request of the Company; or (ii) the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 11 of this Agreement relating thereto. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his or heirs, executors and administrators.

     14.  Severability.  If any provision or provisions of this Agreement shall
          ------------
be held to be invalid, illegal or unenforceable for any reason whatsoever (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Agreement

(including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

     15.  Exception to Right of Indemnification or Advancement of Expenses.
          ----------------------------------------------------------------
Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to (i) any Proceeding brought by Indemnitee, or any claim therein, prior to a Change in Control, unless the bringing of such Proceeding or making of such claim shall have been approved by the Board of Directors; or (ii) any Proceeding arising from the purchase and/or sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     16.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

     17.  Headings.  The headings of the Sections and subsections of this
          --------
Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

     18.  Modification and Waiver.  No supplement, modification or amendment of
          -----------------------
this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     19.  Notice by Indemnitee.  Indemnitee agrees promptly to notify the
          --------------------
Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

     20.  Notices.  All notices, requests, demands and other communications
          -------
hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                     (a)  If to Indemnitee, to

                          ____________________
                          ____________________
                          ____________________

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

                    (b)  If to the Company, to:

                         NetVantage, Inc.
                         201 Continental Boulevard, Suite 201
                         El Segundo, California 90245

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

     21.  Governing Law.  The parties agree that this Agreement shall be
          -------------
governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts entered into and wholly to be performed within that State.

     22.  Mutual Acknowledgment.  Both the Company and Indemnitee acknowledge
          ---------------------
that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required to undertake with the Securities and Exchange Commission to submit the questions of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     23.  Miscellaneous.  Use of the masculine pronoun shall be deemed to
          -------------
include usage of the feminine pronoun where applicable.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              THE COMPANY:

                              NETVANTAGE, INC.

                              By____________________________________
                              Title:__________________________________


                              INDEMNITEE:

                              ______________________________________

                                       9